SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): May 10, 2005



                            TOP GROUP HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


        Delaware               000-1103640              84-1482082
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    (State or other            (Commission            (IRS Employer
    jurisdiction of            File Number)         Identification No.)
    incorporation)



                             1398 Monterey Pass Road
                             Monterey Park, CA 91754
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (323) 261-1888


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          (Former name or former address, if changed since last report)

Item 4.01 Change of Independent Accountants

      (a) As previously disclosed, on January 16, 2003, there was a change in control of the Company. Prior to that date, Michael Johnson & Co., LLC ("Johnson") of Denver, Colorado served as the Company's independent public accountant. Although we never formally dismissed Johnson, at the time of the change in control, our Board of Directors approved the engagement of Joseph Mao, CPA ("Mao") of New Hyde Park, New York as our independent public accountant. The decision to discontinue our relationship with Johnson was approved by our Board of Directors, was made cooperatively with the firm and was based exclusively on the fact that Mao's office was located in closer proximity to our office at that time. Johnson's report with respect to the financial statements for the fiscal year ended December 31, 2003 contained an opinion that such financial statements had been prepared assuming that we would continue as a going concern.

      During the two prior fiscal years and through the date of our decision to appoint Mao, there were no disagreements with Johnson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Johnson's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report on our consolidated financial statements. We provided Johnson with a copy of this disclosure and requested that Johnson furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Johnson's letter, dated May 9, 2005, is filed as Exhibit 16 to this Current Report on Form 8-K.

      (b) As discussed above, on January 16, 2003, we retained Mao as our independent public accountant. The decision to retain Mao as our independent public accountant was made by our Board of Directors on January 16, 2003. We engaged Mao to audit our financial statements for the fiscal year ended December 31, 2003. During the year ended December 31, 2003 and through the date of this Report, neither we nor anyone on our behalf has consulted with Mao regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.


Item 9.01 Financial Statements and Exhibits

      The following exhibits are furnished with this report:

      Exhibit No.    Description
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      16             Letter from Michael Johnson & Co., LLC dated May 11, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TOP GROUP HOLDINGS, INC.
                                                 (Registrant)



Date:  May 11, 2005                              /s/ Ru-hua Song
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                                                 Ru-hua Song
                                                 Principal Executive Officer